Net loss per share (Tables)	3 Months Ended
Mar. 31, 2026
Earnings Per Share [Abstract]
Schedule of Basic and Diluted Net Loss per Share	For the three months ended March 31, 2026 we excluded all potentially dilutive restricted stock units and stock options in calculating diluted net income per share as the effect was antidilutive (See Note 10). For the three months ended March 31, 2025 we excluded all potentially dilutive restricted stock units, stock options and warrants in calculating diluted net loss per share as the effect was antidilutive.

	For the three months ended March 31,
	2026	2025
Numerator
Net loss - basic	$(36,452)	$(19,472)
Net loss - diluted	$(36,452)	$(19,472)

Denominator
Weighted average shares – basic	51,186,206	59,834,256
Weighted average shares – diluted	51,186,206	59,834,256

Net loss per share
Basic	$(0.71)	$(0.33)
Diluted	$(0.71)	$(0.33)